UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 28, 2025

HEALTHCARE TRIANGLE, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40903	84-3559776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7901 Stoneridge Dr., Suite 220 Pleasanton, CA 94588

(Address of principal executive offices)

(925)-270-4812

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	HCTI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On November 28, 2025, Healthcare Triangle, Inc., a Delaware corporation (the “Company”), held its virtual 2025 Special Stockholders Meeting (the “Meeting”).

As of the close of business on November 12, 2025, the record date for the determination of stockholders entitled to vote at the Meeting, there were 7,261,344 shares of our common stock, par value $0.00001 per share, and 20,000 shares of our Series A Super Voting preferred stock, par value $0.00001 per share, issued and outstanding with each common stock entitled to one vote on each proposal, and each Series A Super Voting preferred stock entitled to one vote on each proposal, at the Meeting. At the Meeting, the combined holders of 20,246,354 shares of the voting stock entitled to notice of and to vote at the Meeting were represented in person or by proxy, representing approximately 74.27% of the outstanding voting shares, and thereby a quorum pursuant to the Delaware General Corporation Law and the bylaws of the Company was present for the transaction of business at the Meeting.

The final results for each of the matters considered at the Meeting were as follows:

1.	To consider and vote on a proposal to approve, for purposes of Nasdaq Listing Rule 5635(d), issuances of the Company’s securities that are completed during the period from November 28, 2025 until three months thereafter that are in the aggregate up to $70 million (“Future Issuances”), as long as each Future Issuance is within the Nasdaq Parameters (as defined in the Proxy Statement) (the “Nasdaq Approval Proposal”).

Votes For	Votes Against	Abstain
20,095,715	149,021	1,618

The affirmative vote of the holders of a majority of the shares present and entitled to vote on the matter was required for approval. The proposal was approved.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Healthcare Triangle, Inc.

Dated: December 2, 2025	By:	/s/ David Ayanoglou
David Ayanoglou
Chief Financial Officer

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